Exhibit 24.1

POWER OF ATTORNEY

The undersigned, a Director of REVLON, INC. (the “Corporation”), hereby constitutes and appoints each of Andrew Kidd and Seth Fier, or any one of them, each acting alone, his true and lawful attorney‑in‑fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Corporation’s Annual Report on Form 10‑K for the year ended December 31, 2022 (the “Form 10‑K”) under the Securities Exchange Act of 1934, as amended, including, without limitation, to sign the Form 10‑K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10‑K and any instrument, contract, document or other writing in connection with the Form 10‑K or amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys‑in‑fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about these premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys‑in‑fact and agents, each acting alone, or their respective substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this power of attorney has been executed by the undersigned on this 16th day of March, 2023.

/s/ Ronald O. Perelman
RONALD O. PERELMAN

Exhibit 24.1

POWER OF ATTORNEY

The undersigned, Chairman of the Board of REVLON CONSUMER PRODUCTS CORPORATION (the “Corporation”), hereby constitutes and appoints each of Andrew Kidd and Seth Fier, or any one of them, each acting alone, his true and lawful attorney‑in‑fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Corporation’s Annual Report on Form 10‑K for the year ended December 31, 2022 (the “Form 10‑K”) under the Securities Exchange Act of 1934, as amended, including, without limitation, to sign the Form 10‑K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10‑K and any instrument, contract, document or other writing in connection with the Form 10‑K or amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys‑in‑fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about these premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys‑in‑fact and agents, each acting alone, or their respective substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this power of attorney has been executed by the undersigned on this 16th day of March, 2023.

/s/ Ronald O. Perelman
RONALD O. PERELMAN